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                                                                    Exhibit 23.2
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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of The Princeton Review, Inc. and subsidiaries on Form S-1 of our report dated August 5, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Consolidated Historical Financial Data" and "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York
August 14, 2000